Bank deposits, net (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Short-term bank deposits, net	¥ 2,631,256	$ 370,605	¥ 7,084,879
Long-term bank deposits, net	1,757,804	$ 247,582	1,515,428
Total	4,389,060		8,600,307
Allowance for credit losses	2,408		5,559
Short-term bank deposits
Assets pledged to secure notes payable	¥ 0		¥ 154,922